Exhibit 99.3 First Quarter 2024 Financial Results Presentation April 24, 2024 Quarterly Earnings Report

First Quarter Snapshot 1Q24 RESULTS millions, except per share and ratios NET REVENUE NET EARNINGS EPS 1Q24: GAAP & NON-GAAP $1,163 1Q24: GAAP $1.40 & NON-GAAP $1.49 1Q24: GAAP $164 & NON-GAAP $173 ANNUALIZED ROTCE* BOOK VALUE PER SHARE ANNUALIZED ROCE TBV $30.67 BV $44.71 1Q24:GAAP 13.5% & NON-GAAP 14.3% 1Q24:GAAP 19.7% & NON-GAAP 20.9% * Please see our definition of ROTCE in our first quarter 2024 earnings release HIGHLIGHTS Second Highest Credit Rating Upgrade Net Revenue By S&P Record Net Revenue Named U.S. Mid-Market Global Wealth Management Equity House of the Year for 2023 Record Client Assets Repurchased Under Management 2.3 million Common Shares Quarterly Earnings Report 1

Variance to Consensus Estimates First Quarter Results Variance to Consensus Estimates Commentary on Variance to Analyst Estimates (in Millions, except diluted EPS and share data) 1Q24 1Q24 Mean % Δ ■ Commissions & Principal Transactions: Revenues Operating* ANALYST Commissions + Principal transactions $324 $319 2% ■ Stronger Revenue from Global Wealth Management & Investment banking $214 $185 16% Institutional Equities Asset management and service fees $367 $367 0% ■ Investment Banking: Net interest $252 $258 (2%) Net revenues $1,163 $1,143 2% ■ Stronger Advisory Revenue Non-interest expenses ■ Stronger Equity & Fixed Income Underwriting Revenue Compensation and benefits 674 664 5% Compensation Ratio 58.0% 58.1% 10 bps ■ Net Interest Income Non-compensation expenses 258 250 3% ■ Modest Cash Sorting Total non-interest expenses 932 914 2% Income before income taxes 231 229 1% ■ Non-compensation Expense: Provision for income taxes 58 58 1% ■ Higher Provision & Investment Banking Gross Up Tax Rate 25.2% 25.3% 10 bps Net Income $173 $171 1% Diluted Operating EPS $1.49 $1.46 2% *Non-GAAP Quarterly Earnings Report 2

Highly Complimentary Business Lines Significant Operating Leverage Benefits from Lower Interest Rates on Institutional Margins Significantly Outweigh Expected Decline in NII $350 $300 $250 $200 $150 $100 $50 $0 -$50 Institutional Group Pre-tax Income Net Interest Income Non-GAAP Pre-tax Margin Non-GAAP Return on Tangible Common Equity 32.0% 30.9% 32.0% 23.9% 24.0% 21.7% 24.7% 24.6% 19.9% 19.8% 19.0% 19.2% 21.8% 24.0% 20.9% 18.7% 16.0% 16.0% 8.0% 8.0% 0.0% 0.0% 2019 2020 2021 2022 2023 2024* 2019 2020 2021 2022 2023 2024* *2024 based on results through 3/31/2024 *2024 based on results through 3/31/2024 Quarterly Earnings Report 3 millions 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24

First Quarter Results FINANCIAL RESULTS NET REVENUE Sequential millions 1Q24 Y/Y Change Change $1,400 Global Wealth Management $791 4% 3% $1,163 $1,146 $1,200 $1,107 Institutional 351 6% -2% $1,051 $1,045 Other 21 25% 0% $1,000 Net revenue 1,163 5% 1% $800 Compensation expense 674 5% 1% $600 1 Operating expense 253 9% -1% 2 $400 57% 133% Provision for credit loss Pre-tax pre-provision income 236 2% 5% $200 Pre-tax income 231 2% 4% $0 1Q23 2Q23 3Q23 4Q23 1Q24 Taxes 58 3% 24% Net income 173 1% -2% Preferred dividends 9 0% 0% Net income available to common 163 1% -2% shareholders Diluted EPS $1.49 6% -1% Compensation ratio 58.0% 0 bps 0 bps 3 Operating expense ratio 21.7% 70 bps -80 bps Pre-tax operating margin 19.8% -70 bps 40 bps Book value per share $44.71 2% -2% Tangible book value per share $30.67 2% -2% 4 ROTCE 20.9% 100 bps -40 bps (1) Operating Expense = Non-Compensation Expense – Provision for Credit Loss (2) Provision for Credit Loss at bank subsidiary (3) Operating Expense Ratio excludes Provision for Credit Loss (4) Please see our definition of ROTCE in our fourth quarter earnings release Quarterly Earnings Report 4 millions

Global Wealth Management HIGHLIGHTS GLOBAL WEALTH MANAGEMENT REVENUE Sequential millions 1Q24 Y/Y Change ■ Record Quarterly Net Revenue Change Transactional $182 13% 7% ■ Record Quarterly Asset Management Revenue Asset Management 367 17% 11% ■ Record Client Assets Under Administration Net Interest 236 -16% -8% ■ Added 22 Financial Advisors, Including 15 Investment Banking 4 3% -6% Experienced with Total Trailing Twelve Month Other 1 nm nm Production of $6.8 million Total Global Wealth Management Net $791 4% 3% Revenue Comp. Ratio 49.3% 410 bps 240 bps Non-Comp. Ratio 13.9% 80 bps 10 bps Provision for credit loss $5 1% nm Pre-tax Margin 36.8% -490 bps -250 bps NET REVENUE & MARGIN Pre-tax Pre-provision Margin 37.4% -500 bps -190 bps $840 44% $815 FINANCIAL ADVISOR & CLIENT ASSET METRICS $791 42% $769 $790 $766 Sequential $758 $757 millions 1Q24 Y/Y $765 40% Change 41.7% $740 Financial Advisors 2,242 0% -2% 38% 39.3% $715 39.6% 36% Independent Contractors 114 12% 6% 38.8% $690 36.8% $665 34% Total Financial Advisors 2,356 0% -1% $640 32% Client AUA $467,697 15% 5% $615 Fee-based Client Assets $177,108 18% 7% 30% $590 1Q23 2Q23 3Q23 4Q23 1Q24 Private Client Fee-based Client Assets $155,144 18% 7% Net Revenue Pre-tax Margin Quarterly Earnings Report 5 Margin Net Revenue (millions)

Wealth Management: A Key Growth Driver CONSISTENT GROWTH $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Brokerage Asset Management & Service Fees Net Interest Investment Banking & Other *2024 GWM Net Revenue based on annualized results through 3/31/2024 INCREASING PERCENTAGE OF RECURRING REVENUE RECRUITING DRIVES REVENUE GROWTH 100% $500 750 90% 700 22% 23% 24% $450 34% 32% 32% 650 80% 39% 33% 46% $400 600 51% 55% 70% 550 $350 60% 500 50% $300 450 400 40% 78% $250 76% 77% 350 66% 66% 66% 64% 30% 60% 53% $200 300 47% 44% 20% 250 $150 200 10% $100 150 0% 100 $50 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 50 $- 0 Net Interest Income & Asset Management Fees Transactional & Investment Banking 1Q19 1Q20 1Q21 1Q22 1Q23 1Q24 T-12 Cumulative Production Cumulative Gross FAs Quarterly Earnings Report 6 Net Revenue (millions) millions Financial Advisors

Strong Bank Fundamentals SLOWING CASH SORTING STRONG NIM DESPITE RISING DEPOSIT COSTS 7.00% $2,068 $1,747 6.00% $1,080 $1,097 $905 $859 $726 $599 $614 $505 5.00% ($35) 3.57% 3.53% 4.00% 3.43% 3.24% 2.99% ($742) ($1,230) 3.00% ($2,022) 2.00% 1.00% ($3,640) 0.00% 1Q23 2Q23 3Q23 4Q23 1Q24 1Q23 2Q23 3Q23 4Q23 1Q24 Sweep Smart Rate Ticketed MMF Net Interest Margin Deposit Costs Asset Yields ALLOWANCE FOR CREDIT LOSSES / TOTAL LOANS WELL CAPITALIZED UNDER STRESS SCENARIO 3.50% 12.0% 3.00% 11.0% 10.0% 2.50% 9.0% 2.00% 8.0% 1.50% 7.0% 0.89% 0.86% 0.85% 6.0% 0.80% 1.00% 0.75% 5.0% 0.50% 4.0% 0.00% 1Q23 2Q23 3Q23 4Q23 1Q24 1Q23 2Q23 3Q23 4Q23 1Q24 Tier 1 Ratio (ex. AOCI & HTM Losses) Tier 1 Ratio Well Capitalized Residential SBL CRE Construction C&I Unfunded / Other reserves* Total Reserve Ratio Quarterly Earnings Report 7 millions

Institutional Group HIGHLIGHTS INSTITUTIONAL GROUP REVENUE Sequential millions 1Q24 Y/Y Change Change ■ Named US Mid-Market Equity House for 2023 by Advisory $119 -21% -8% International Financing Review Capital Raising $90 60% 26% ■ Ranked #1 in Municipal Issuance in Number of Transactional $143 15% -10% Issues in 2024 with 15.2% Market Share Total Institutional Revenue* $351 6% -2% ■ Increased Market Share in Equity Transactions Comp. Ratio 61.4% -50 bps -790 bps Non-Comp. Ratio 28.0% 0 bps -50 bps ■ Highest Equity & Fixed Income Underwriting Pre-tax Margin 10.6% 50 bps 840 bps Revenue since 4Q21 * Includes net interest, asset management, and other income FIXED INCOME REVENUE EQUITIES REVENUE $142 $150 $139 $94 $100 $89 $77 $113 $80 $76 $103 $40 $110 $68 $92 $50 $32 $40 $25 $60 $21 $32 $30 $45 $25 $70 $40 $20 $30 $52 $46 $47 $57 $54 $71 $68 $67 $102 $89 $0 1Q23 2Q23 3Q23 4Q23 1Q24 -$10 1Q23 2Q23 3Q23 4Q23 1Q24 Transactional Underwriting Transactional Underwriting * 2021 revenue based on annualized results through 9/30/2021 Quarterly Earnings Report 8 millions millions

Expenses Non-GAAP EXPENSE RATIOS NON-GAAP EXPENSES & PRE-TAX INCOME 65% 35% millions 1Q24 1Q23 Y/Y Change 30% 63% 25% 61% Compensation $674 $642 5% 20% 59% Non-compensation Expense, 15% $245 $227 8% Ex. IB Gross Up & Credit Loss 57% 58.0% 58.0% 58.0% 58.0% 58.0% 10% Credit Loss Provision & IB Gross Up $13 $11 18% 55% 5% 53% 0% Non-compensation $258 $238 9% 1Q23 2Q23 3Q23 4Q23 1Q24 Pre-tax Income $231 $227 2% Non-compensation Operating Ratio IB Gross up & Loan Loss Provision Compensation Ratio ANNUAL GAAP to Non-GAAP RESULTS GAAP to Non-GAAP RECONCILIATION $900 $800 (000s) 1Q24 $700 $600 GAAP Net Income $163,575 $500 $400 Preferred Dividend $9,320 $300 $200 Net Income available to common Shareholders $154,255 $100 $0 Non-GAAP After Tax Adjustments $9,091 2019 2020 2021 2022 2023 2024* Non-GAAP Net Income Available to Common $163,346 Shareholders GAAP Net Income Available to Common Shareholders Non-GAAP After Tax Adjustments * For reconciliation of GAAP to non-GAAP expenses, refer to our first quarter 2024 earnings release. *2024 annual GAAP to non-GAAP results based on annualized results through 3/31/2024 Quarterly Earnings Report 9 millions Compensation Ratio Non-compensation Ratio

Capital Utilization HIGHLIGHTS FIRM-WIDE ASSETS & CAPITAL RATIOS $40,000 $38,598 22.0% $38,258 ■ Repurchased 2.3 million Shares $37,878 $37,727 $37,298 $38,000 20.0% $36,000 ■ 11 million Shares in Total Authorization 18.0% $34,000 $32,000■ Total Assets Increased $531 million 17.2% 17.3% 17.3% 16.0% 16.9% 16.8% $30,000 14.0% ■ Bank Funding Increased at CAGR of 13% Since 2019 $28,000 $26,000 12.0% $24,000 10.0% 11.1% 10.9% 10.8% $22,000 10.6% 10.5% $20,000 8.0% 1Q23 2Q23 3Q23 4Q23 1Q24 Assets Tier 1 Leverage Tier 1 Risk Based Capital $1,600,000 DEPLOYING EXCESS CAPITAL BANK FUNDING: A TRACK RECORD of GROWTH $1,400,000 $50,000 $1,200,000 $45,000 $40,000 $1,000,000 $35,000 $800,000 $30,000 $600,000 $25,000 $20,000 $400,000 $15,000 $200,000 $10,000 $5,000 $0 2019 2020 2021 2022 2023 2024* $0 ($200,000) 2019 2020 2021 2022 2023 2024* ($400,000) Capital Generated Bank Growth Common Stock Repurchases Dividends (Common & Preferred) Bank Deposits Available Funding Acquisitions *2024 Estimated Capital Generated based annualized 1Q24 Net Income plus current capital in excess of regulatory minimum. *2024 based on results through 3/31/2024 Quarterly Earnings Report 10 (000s) millions millions

Concluding Remarks Quarterly Earnings Report

First Quarter 2024 Financial Results Presentation April 24, 2024 Quarterly Earnings Report

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure. Quarterly Earnings Report 13